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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated November 15, 1999 in this form 10-KSB, into the Company's previously filed Registration Statement File No. 33-81688 and File No. 333-53461.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP

Detroit, Michigan,
  December 29, 1999